MEMORANDUM OF AGREEMENT made the 31st day of July, 1997.

B E T W E E N:

                                  SATISH KUMETA
                        (hereinafter called the "Vendor")
                                                              OF THE FIRST PART,

                                     - and -

                        VIRTUAL PERFORMANCE SYSTEMS INC.
                      (hereinafter called the "Purchaser")

                                                             OF THE SECOND PART,

            WHEREAS the Vendor is the owner of the intellectual property described in Schedule "A" hereto (the "Purchased Property");

            AND WHEREAS the Vendor wishes to sell and the Purchaser wishes to purchase such Purchased Property upon and subject to the terms and conditions hereinafter set out;

            NOW, THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged by each of the parties from the other, the parties agree as follows:

1.          Purchased Property

1.1 With effect as at the close of business on July 31, 1997 (the "Effective Time"), the Vendor hereby sells, transfers, assigns, bargains and conveys to the Purchaser and the Purchaser hereby purchases from the Vendor all right, title and interest of the Vendor in and to the Purchased Property for a purchase price determined as provided in Article 2 hereof.

2.          Purchase Price

2.1 The purchase price of the Purchased Property (the "Purchase Price") shall be the fair market value of the Purchased Property as at the Effective Time which the parties have estimated to be Two Hundred Thousand dollars ($200,000).

3.          Satisfaction of Purchase Price

3.1 The Purchase Price shall be satisfied by the allotment and issue to the Vendor of 35 common shares in the capital of the Purchaser.

3.2 The parties agree that the stated capital account maintained by the Purchaser for such common shares is to be designated as one dollar ($1.00).

4.          Adjustment to Purchase Price

4.1 The parties agree that the Purchase Price is intended to be the fair market value of the Purchased Property and declare that the estimate set out in Article 2 is the parties= bona fide belief and agreement as to such fair market value. Notwithstanding Section 2.1 in the event that any taxing authority having jurisdiction alleges that the estimate as set out above is not the fair market value of the Purchased Property or proposes to make an assessment of tax on the basis that any benefit or advantage is or has been conferred on any person by reason of the purchase and sale provided for herein, then the Purchase Price shall be deemed to be and always to have been the fair market value of the Purchased Property as at the Effective Time as subsequently determined by the board of directors of the Purchaser after consultation with such taxing authority, and the Purchase Price shall be adjusted accordingly nunc pro tunc, with such other adjustments as may be necessary.

5.          Representations and Warranties of the Vendor

5.1 The Vendor represents and warrants as follows and acknowledges that the Purchaser is relying upon such representations and warranties in connection with the purchase by the Purchaser of the Purchased Property:

a) The Purchased Property is owned by the Vendor as the beneficial owner of records, with a good and marketable title thereto, free and clear of all mortgages, liens, charges, security interests adverse claims, pledges, encumbrances and demands whatsoever;

b) No person, firm or corporation has any agreement or option or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase from the Vendor of any of the Purchased Property; and

c) The Vendor is, and as at the Effective Time will be, a resident of Canada, for the purposes of the Income Tax Act (Canada).

6.          Representations and Warranties of the Purchaser

6.1 The Purchaser represents and warrants as follows and acknowledges that the Vendor is relying upon such representations and warranties in connection with the sale by the Vendor of the Purchased Property:

a) The Purchaser has been duly incorporated and is validly subsisting under the laws of Ontario; 1)

                                       2
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b)          The  Purchaser  has full  authority  to enter into and carry out the provisions of this agreement; and

c) The common shares to be issued by the Purchaser to the Vendor in payment of the Purchase Price will be validly allotted and issued as fully paid and non-assessable to the Vendor, free and clear of all mortgages, liens, charges, encumbrances and demands whatsoever.

7.          Election under the Income Tax Act (Canada)

7.1 The parties shall elect jointly pursuant to the provisions of section 85 of the Income Tax Act (Canada), by completing and filing all prescribed forms and related documents in such manner and at such time as is prescribed, that for tax purposes only, the proceeds of disposition received by the Vendor for the Purchased Property and the cost of the Purchased Property to the Purchaser shall be an amount that is not less than the adjusted cost base of the Purchased Property to the Vendor nor greater than the fair market value of the Purchased Property as at the Effective Time.

8.          Transfer

8.1 This agreement is intended to be and shall be and operate as an immediate and effective transfer and assignment of the Purchased Property by the Vendor to the Purchaser as at the Effective Time. The parties agree to do all such other acts and things as may be necessary to give effect to the provisions hereof, and without limiting the generality of the foregoing, to validly and effectively transfer the Purchased Property from the Vendor to the Purchaser as at the Effective Time.

9.          Applicable Law

9.1 This agreement shall be construed in accordance with and governed by the laws of the Province of Ontario.

10.         Binding Effect

10.1 This agreement shall enure to the benefit of and be binding upon the parties and their respective heirs, legal representatives, successors and assigns.


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

            IN WITNESS WHEREOF the parties have executed this agreement as of the date first mentioned above.



                                        /s/ Satish Kumeta
                                        --------------------------------------
                                        SATISH KUMETA

                                        VIRTUAL PERFORMANCE SYSTEMS LTD.


                                        Per: /s/ Anthony Comparelli
                                             ---------------------------
                                             ANTHONY COMPARELLI

                                  Schedule "A"

                        INTELLECTUAL PROPERTY ASSIGNMENT


1. The undersigned SATISH KUMETA of 310-1050 Castlefield Avenue, Toronto, Ontario, M6B 167 (the "Assignor"), in consideration of the sum of $1.00 and other valuable consideration, the receipt and sufficiency of which is acknowledged, does hereby grant, assign and convey to and in favour of VIRTUAL PERFORMANCE SYSTEMS, INC., a corporation incorporated under the laws of the Province of Ontario, the full post office address of whose principal office or place of business is suite 1800, 5775 Yonge Street, North York, Ontario M2M 4]1, (the "Assignee"), all the right, title and interest, including all goodwill arising therefrom which the Assignor may have acquire or has acquired worldwide, in the intellectual property identified in Schedule AA:.

2. The Assignee appoints Tony Comparelli whose full post office address in Canada is suite 1800, 5775 Yonge Street, North York, Ontario, M2M 4]1, as the person to which any notice in respect of this Assignment or any application or registration may be sent and on which service of any proceedings in respect of the Assignment or any application or registration may be given or served with the same effect as if they had been given or served on the Assignee, applicant or registrant.

3.          The Assignee accepts this Assignment.

            IN WITNESS WHEREOF the Assignor and the Assignee have duly executed this agreement as of the 8th day of August, 1997.


                                            /s/ Satish Kumeta
                                            ------------------------------------
                                               SATISH KUMETA


                                            VIRTUAL PERFORMANCE SYSTEMS INC.


                                        Per: /s/
                                             -----------------------------------
                                               [Authorized Officer]

                                  SCHEDULE "A"

                        VIRTUAL PERFORMANCE SYSTEMS INC.


1.          Virtual Performance System (VPS)

            The virtual performance system (VPS), is a 3D VRML (Virtual Reality Modeling Language) interface into an Enterprise=s resources. It can be considered as a framework to measure quantifiable data across an enterprise using proprietary PUSH/PULL technology.

2.          Technology Overview

                        VPS is a framework built in Java to measure quantifiable
            data across clients and servers in an architecture, operating system and application independent method on the Internet (or the Intranet).

            The core functionality of the system is to farm quantifiable data from multiple clients and send it to a server. The server in turn uses the data to perform required actions, such as draw graphs, send notifications, data warehouse, modify client behavior or send it to an external application. The clients and servers can be configured to exchange data between each other in real time or at some predetermined or configured intervals.

            The distinguishing advantage of this proprietary technology is that NO CHANGES need to be made to the existing applications to measure data across a client(s) Server(s) platform(s).

            The following picture is used to illustrate the logical flow of control in the VPS framework.